August 7, 2015 First quarter FY16 earnings presentation Bristow Group Inc. Exhibit 99.1

First quarter FY16 earnings call agenda
Introduction
CEO remarks and safety review
Operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Jonathan Baliff, President and CEO
Jeremy Akel, SVP and COO
John Briscoe, SVP and CFO
Jonathan Baliff, President and CEO

Forward-looking statements
Statements contained in this news release that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements.  These forward-looking statements include statements regarding earnings guidance and earnings growth, expected contract revenue, capital deployment strategy, operational and capital performance, impact of new contracts and cost reduction initiative, shareholder return, liquidity, market and industry conditions. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements.  Risks and uncertainties include, without limitation:  fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for oil and natural gas; fluctuations in levels of oil and natural gas production, exploration and development activities; the impact of competition; actions by clients; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment and Operational Excellence programs;
availability of employees with the necessary skills; and political instability, war or acts of terrorism in any of the countries in which we operate. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings,
including
but
not
limited
to
the
Company’s
quarterly
report
on
Form
10-Q
for
the
quarter
ended
June
30,
2015 and annual report on Form 10-K for the fiscal year ended March 31, 2015.  Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

CEO remarks and safety review Jonathan Baliff, President and CEO

0.53
0.53
0.96
FY11
FY12
FY13
FY14
FY15
Q1
FY16
Q1 FY16 operational safety review
Total Recordable Injury Rate
2
(TRIR) per
200,000 man hours (cumulative)
Air Accident Rate
1
(AAR) per 100,000
flight hours (fiscal year)
0
0
•
Continued Target Zero air
safety for over two years
through Q1 FY16
•
Q1 FY16 Total Recordable
Injury Rate of 0.26
•
Increased investment in
tools and talent to
proactively manage risk
0
0.42
0.27
0.31
0.26
0.23
0.26
FY11
FY12
FY13
FY14
FY15
Q1
FY16
1)
AAR includes commercial operations for Bristow Group and consolidated affiliates, Eastern Airways and Airnorth
2)
TRIR
beginning
in
FY15
includes
consolidated
commercial
operations,
corporate,
Bristow
Academy,
Eastern
Airways,
and
Airnorth
employees

Bristow is proactively repositioning for a longer
downturn
•
Industry-wide overcapacity continues with fundamental changes occurring in the North Sea as clients aggressively rebase cost structures
•
Our initial cost management ($75 to $95 million reduction
announced previously) has been largely successful but assumed a
12-24 month downturn with recovery in calendar 2016
•
An economic restructuring is being implemented for a minimum of
$60 million in additional annualized cost savings (~$25 million in
FY16), assuming a 36 month downturn with recovery in late
calendar 2017
•
We expect improving cash generation in FY17 and FY18, due to
U.K.
SAR
being
fully
operational
with
significant
capex
declines

$ in millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
Potential lease expense reduction
LACE lease expirations
$1
$18
$41
$68
FY17
FY18
FY19
FY20
16
14
12
10
8
6
4
2
0
LACE

Bristow has substantial advantages to enhance our
competitiveness in an extended downturn
•
Modern fleet (average age of ~9 years), allows for deferral of new aircraft
deliveries
reducing
capex
needs
without
compromising
safety or client service
•
Strong balance sheet gives us full access to capital markets to capitalize on organic and M&A opportunities
•
Our mostly owned fleet gives us critical optionality to sell aircraft or decline lease renewal options and return leased aircraft

Operational highlights Jeremy Akel, SVP and COO

$250
$200
$150
$100
$50
$0
$ in millions
$207
$204
$180
$204
34.1%
32.0%
30.8%
32.0%
Q1 FY15
Q1 FY16
Q4 FY15
Q1 FY16

Eastern airways

airline of the year 2014/15

Bristow

TARGET ZERO

Challenging market will continue; recent new
tender win and contract extension while awaiting
results of other tenders in our most uncertain
market
Benefits from startup of U.K. SAR in April 2015
FY16 expected adjusted EBITDAR margin for
Europe Caspian lowered to ~ mid to high thirties
Europe Caspian
United
Kingdom
United
Kingdom
Norway
Norway
Turkmenistan
Turkmenistan
Operating revenue and
adjusted EBITDAR margin
Falkland
Islands
Falkland
Islands

U.K. SAR update
•
U.K. SAR start up continues as Caernarfon
began operations July 1, 2015 with
additional bases starting up during the remainder of the fiscal year
•
Operations are meeting contractual availability thresholds and financial performance is in line with expectations
•
More than half of the U.K. SAR capital commitments are spent and trending favorably against our original estimates
*Total capital is the spend estimate as originally disclosed in April 2013
$ in millions
Total
capital*
% spent through
Q1 FY16
Aircraft
$645
73%
Ground infrastructure and equipment
125
42%
Capitalized pre-op cost
195
26%
Total
$965
59%
$ in millions
GAP SAR
UK SAR
Total
Operating revenue
$11.4
$17.2
$28.6
Adjusted EBITDAR
5.9
8.6
14.4
LACE (on contract)
4
4
8
LACE rate
$11.4
$17.2
$14.3
Total UK SAR -
Q1 FY16

$ in millions
$100
$80
$60
$40
$20
$0
$85
$77
$80
$77
25.9%
29.4%
48.6%
29.4%
Q1 FY15
Q1 FY16
Q4 FY15
Q1 FY16

Africa
Market uncertainty continues and smaller clients
are under pressure as activity declines
Cost cutting measures were implemented ahead of
the activity reduction with additional efficiencies
expected
FY16 expected adjusted EBITDAR margin for
Africa lowered to ~ low thirties
Nigeria
Nigeria
Egypt
Egypt
Tanzania
Tanzania
Operating revenue and
adjusted EBITDAR margin

$100
$80
$60
$40
$20
$0
$ in millions
$90
44.7%
$80
41.8%
$86
40.5%
$80
41.8%
Q1 FY15
Q1 FY16
Q4 FY15
Q1 FY16

Bristow

TARGET ZERO

GoM
small and medium aircraft activity
decline partially offset by large aircraft
demand
Americas FY16 adjusted EBITDAR
margin expected to remain ~ mid
thirties
Americas
United
States
United
States
Canada
Canada
Brazil
Brazil
Trinidad
Trinidad
Operating revenue and
adjusted EBITDAR margin

56.0
59.1
70.5
119.3
111.3
46.3
0
20
40
60
80
100
120
140
CY10
CY11
CY12
CY13
CY14
YTD Q2 CY15
Líder
* Reconciliation of adjusted EBITDAR, leverage and BVA provided in the appendix
•
Absolute BVA contribution to Bristow
from Líder was $3.9M* in Q1 FY16
•
Adjusted debt to TTM adjusted
EBITDAR increased to 3.9x as of
June 30, 2015 from 3.3x as of
March 31, 2015
•
Current market activity is down but
tempered in part by management’s
aggressive cost cutting
•
Awaiting remainder of awards from
Petrobras
Líder
adjusted EBITDAR*

$80
$60
$40
$20
$0
$ in millions
$54
23.5%
$75
22.8%
$69
29.2%
$75
22.8%
Q1 FY15
Q1 FY16
Q4 FY15
Q1 FY16

Bristow
airnorth together we fly
TARGET ZERO

Asia Pacific
Incremental short term wins; expansion into new
countries
Clients are proceeding with existing project
developments
FY16 expected adjusted EBITDAR margin for
Asia Pacific expected to remain ~ mid twenties
Russia
Russia
Australia
Australia
Malaysia
Malaysia
Operating revenue and
adjusted EBITDAR margin

Current financial performance and guidance for the future John Briscoe, SVP and CFO

$ in millions
$500
$400
$300
$200
$100
$0
$437
29.2%
$440
27.5%
$419
30.2%
$440
27.5%
Q1 FY15
Q1 FY16
Q4 FY15
Q1 FY16

Bristow
TARGET ZERO

Q1 FY16 highlights
•
U.K. SAR execution led to increased
revenue and partially offset  margin
declines in oil and gas both
sequentially and over prior year
•
Adjusted EBITDAR margins down
due to lower activity levels and
decreased utilization in oil and gas
•
Adjusted EPS of $0.56, compared to
$1.32 in the comparable quarter
•
Continued commitment to return
capital to shareholders with dividend
declaration of $0.34 per share
* Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter and fiscal year ended June 30, 2015.
** Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation can be found in the appendix hereto.
Operating revenue and
adjusted EBITDAR margin

$1.32
$0.56
$0.56
$0.19
$0.01
Q1 FY15
Operations
Corporate and Other
FX Changes
Q1 FY16
Financial highlights:
Adjusted EBITDAR and adjusted EPS summary year-over-year
Q1 FY15 to Q1 FY16 adjusted EPS bridge
$127.6
$121.0
$3.6
$2.5
$0.5
Q1 FY15
Operations
Corporate and Other
FX Changes
Q1 FY16
Q1 FY15 to Q1 FY16 adjusted EBITDAR bridge (in millions)
Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended June 30, 2015.

LACE and LACE rate
FY16 average LACE guidance range lowered to 165-175 and average LACE rate guidance range reaffirmed at $8.00 -
$9.00 million
*See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate aircraft, fixed wing aircraft, aircraft held for sale, aircraft construction in progress and reimbursable revenue.
264
261
241
242
234
149
158
158
166
164
-
50
100
150
200
250
300
FY12
FY13
FY14
FY15
Q1 FY16
Consolidated commercial aircraft
Large Aircraft equivalent (LACE)*
149
158
158
166
164
$7.89
$8.35
$9.34
$9.33
$9.25
$-
$2
$4
$6
$8
$10
$12
140
150
160
170
180
FY12
FY13
FY14
FY15
Q1 FY16
LACE*
LACE Rate* ($ in millions)

24.5
26.1
19.7
29.3
9.7
13.0%
13.1%
13.2%
13.2%
12.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
-
10.0
20.0
30.0
40.0
50.0
60.0
70.0
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Bristow Value Added (BVA) drives Gross Cash
Flow (GCF) performance
•
Q1 FY16 absolute BVA is positive $9.7 million; 16 consecutive quarters of positive
BVA generation
•
Year-over-year decline in BVA is driven by:
Decrease in activity levels
Oil and gas margin declines, especially in the North Sea
Notes: BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow.
GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets).
Refer to the appendix for additional details.

$ in millions

4
3
$ in millions

Bristow

TARGET ZERO

26
53
55
36
37
16
126
178
211
196
216
0
50
100
150
200
250
300
FY11
FY12
FY13
FY14
FY15
Q1 FY16
Comparable Q1
Remainder
140
199
326
266
245
262
216
204
104
120
-
100
200
300
400
500
600
FY12
FY13
FY14
FY15
Q1 FY16
Undrawn  borrowing capacity
Cash
Cash flow and liquidity
Net cash provided by operating activities
1
Total liquidity
2
1)
See 10-Q for more information on cash flow provided by operating activities.
2)
At period end
402
415
530
370
365
152
231
266
232
253

FY16 guidance revised
FY16
adjusted
EPS
guidance
range
is
lowered
to
$3.10
-
$3.75,
excluding special items and aircraft sales.  FY16 guidance
includes:
* Assuming FY16 revenue earned in same regions and same mix as in FY15.
FY16 guidance as of
June 30, 2015
Average
LACE count
~ 165-175
Interest
expense
~ $25 -
$35M
Average LACE
rate
~ $8.00
–
$9.00M
Rent expense (aircraft only)
~ $185 -
$195 M
G&A expense
(all
inclusive)
~ $220
-
$240M
Tax rate*
~
21 –
24%
Depreciation
expense
~
$110 -
$130M
Adj.
EPS
$3.10 -
$3.75

Bristow is committed to maintaining our financial
strength and strategic flexibility in this downturn
•
Safety is and will remain our number one priority, as we build on two consecutive years of Target Zero air safety and continue to proactively engage with the industry through HeliOffshore
•
The oil and gas offshore aviation market will remain challenging as project sanctioning is delayed with helicopter overcapacity in
FY16 / FY17
•
Bristow will achieve additional cost base reductions to enhance competitiveness and remain financially strong in this downturn
•
We anticipate an improved outlook for FY17, as we realize the full
benefit
from:
U.K.
SAR,
reduced
capex
and
improved
cash
flow from our modern fleet

Appendix

New organizational chart -
as of June 30, 2015
Business
Unit
(%
of
Q1
FY16
operating
revenue)
Corporate
Region
( # of aircraft )
Joint Venture  (#
of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated 365
aircraft as of June 30, 2015
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 128 aircraft
as of June 30, 2015
*   Includes corporate and other
Bristow
Europe
Caspian
46%
Africa
18%
Americas
18%
Asia Pacific
17%
BRS Academy
1%*
U.K. –
84
Norway –
22
Nigeria –
53
U.S. GoM
–
51
Canada –
8
Australia –
39
Brazil –
8
Egypt –
0
Russia –
7
Tanzania –
3
Trinidad –
10
Turkmenistan –
1
Florida –
54
Louisiana –
13
U.K. –
3
Lider
–
85
PAS –
43
Suriname –
2
Falklands –
3
Other –
2
Other –
2

Aircraft fleet –
medium and large
as of June 30, 2015
Next Generation Aircraft
Mature Aircraft
Fair market value of our owned fleet is ~$2.0 billion and leased fleet is ~$1.7 billion
Medium capacity 12-15 passengers
Large capacity 16-25 passengers
Type
Capacity
Engine
Cons
Unconsl
Total
Large Helicopters
AS332 L Super Puma
18
Twin Turbine
4

-
4

AW189
16
Twin Turbine
5

-
5

H175
16
Twin Turbine
-

-
-

H225
19
Twin Turbine
26

-
26

Mil Mi 8
20
Twin Turbine
7

-
7

Sikorsky S-61
25
Twin Turbine
2

-
2

Sikorsky S-92
19
Twin Turbine
71

9

80

115

9

124

LACE
111

Medium Helicopters
AW139
12
Twin Turbine
27

2

29

Bell 212
12
Twin Turbine
-

14

14

Bell 412
13
Twin Turbine
20

18

38

H155
13
Twin Turbine
1

-

1

Sikorsky S-76A/A++
12
Twin Turbine
-

5

5

Sikorsky S-76C/C++
12
Twin Turbine
51

34

85

Sikorsky S-76D
12
Twin Turbine
-

-
-

99

73

172

LACE
44

Aircraft fleet –
small, training and fixed
as of June 30, 2015 (continued)
Mature Aircraft
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
Type
Capacity
Engine
Cons
Unconsl
Total
Small Helicopters
AS 350BB
4
Turbine
-

2

2

Bell 206B
4
Turbine
1

2

3

Bell 206 L Series
6
Turbine
5

6

11

Bell 407
6
Turbine
27

-
27

BK-117
7
Twin Turbine
2

-
2

H135
6
Twin Turbine
-

3

3

35

13

48

LACE
9

Training Helicopters
AW109
6
Twin Turbine
2

-

2

AS 355
5
Twin turbine
1

-

1

Bell 206B
4
Turbine
12

-

12

Robinson R22
2
Piston
6

-

6

Robinson R44
4
Piston
7

-

7

Sikorsky 300CB/CBi
2
Piston
41

-

41

Fixed Wing
1

-

1

70

-

70

Fixed Wing
46

33

79

Total
365

128

493

TOTAL LACE (Large Aircraft Equivalent)*
164

Small
Medium
Large
Total
Leased LACE
Total LACE
% Leased
Europe Caspian
-

5

38

43

41

74

55%
Africa
-

1

1

2

2

22

7%
Americas
1

13

5

19

12

42

28%
Asia Pacific
2

2

8

12

10

27

35%
Total
3

21

52

76

63

164

39%
Operating lease strategy: lowering the cost and
amount of capital needed to grow
•
Of the 120 aircraft currently leased in our fleet, 76 are commercial (63
LACE), 27 are training and 17 fixed wing
•
63 LACE aircraft represent approximately 39% of our commercial fleet
•
Our goal is for commercial fleet operating leases to account for approximately 35% of our LACE
Leased aircraft as of June 30, 2015
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
See 10-Q Note 5
“Commitments and Contingencies” for more information provided on operating leases.
*

Q1 FY16
Fleet Count Beginning
371
Delivered
Large
1

Medium
1

Total Delivered
2

Removed
Sales
(6)

Other*
(2)

Total Removed
(8)

365
* Includes writeoffs, lease returns and commencements
Fleet changes
Consolidated fleet changes and aircraft sales for
Q1 FY16
See 10-Q Note 5
“Commitments and Contingencies” for more information provided on operating leases.
# of aircraft
sold
Cash
received*
Q1 FY16
9

9.3
$
Total
9

9.3
$
* Amounts stated in millions

Held for sale and leased fleet by region as of Q1
2016
Small
Medium
Large
Training
Fixed wing
Total
Europe Caspian
-

5

38

-

11

54

Africa
-

1

1

-

2

4

Americas
1

13

5

-

-

19

Asia Pacific
2

2

8

-

4

16

Academy
-

-

-

27

-

27

Total
3

21

52

27

17

120

Leased aircraft in consolidated fleet
Small
Medium
Large
Training
Total
Europe Caspian
-

-

2

-

2

Africa
-

5

-

-

5

Americas
-

6

-

-

6

Asia Pacific
-

-

2

-

2

Academy
-

-

-

-

-

Total
-

11

4

-

15

Held for sale aircraft in consolidated fleet
See 10-Q Note 5
“Commitments and Contingencies” for more information provided on operating leases.

FY16 op revenue
1
LACE
LACE Rate
2,3,4
Europe Caspian
$169
74
$9.16
Africa
77
22
14.42
Americas
76
41
7.41
Asia Pacific
53
27
7.91
Total
$379
4
164
$9.25
as of June 30, 2015
Operating revenue, LACE, and LACE rate by region
Operating revenue, LACE and LACE rate by region
1)
$ in millions
2)
LACE rate is annualized
3)
$ in millions per LACE
4)
Excludes
Bristow
Academy,
Airnorth
and
Eastern
Airways

Historical LACE by region
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Europe Caspian
48
46
52
56
58
60
60
57
62
68
70
72
Africa
23
23
21
21
21
22
23
24
24
24
22
21
Americas
48
46
53
52
51
48
48
47
47
45
46
45
Asia Pacific
29
28
28
30
30
30
34
30
31
29
31
29
Consolidated
147
142
154
158
161
160
165
158
163
166
168
166
FY16
Q1
Europe Caspian
74
Africa
22
Americas
41
Asia Pacific
27
Consolidated
164
LACE
FY13
FY14
FY15
LACE

Historical LACE rate by region
1)
$ in millions
2)
LACE rate is annualized
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Europe Caspian
$10.49
$10.94
$9.69
$9.10
$9.59
$9.92
$10.27
$10.82
$10.55
$9.74
$9.37
$8.95
Africa
11.54
11.70
13.06
13.28
14.26
13.95
13.25
13.34
14.10
14.11
15.86
15.81
Americas
6.10
6.38
5.82
6.06
6.37
7.31
7.14
7.26
7.38
7.58
7.54
7.72
Asia Pacific
6.91
7.49
7.64
7.23
7.37
6.48
5.50
6.42
7.14
7.55
7.36
7.93
Consolidated
$8.55
$8.95
$8.49
$8.35
$8.78
$9.07
$8.97
$9.34
$9.55
$9.43
$9.33
$9.33
FY16
Q1
Europe Caspian
$9.16
Africa
14.42
Americas
7.41
Asia Pacific
7.91
Consolidated
$9.25
LACE Rate
1,2
FY13
FY14
FY15
LACE Rate
1,2

Order and options book as of June 30, 2015
1)
17 large aircraft on order are subject to the successful development and certification of the aircraft
2)
SAR configured
#
Helicopter
Delivery Date
1
Large
September-16
2
Large
December-16
1
Medium
December-16
2
Large
March-17
1
Medium
March-17
2
Large
June-17
1
Medium
June-17
2
Large
September-17
1
Medium
September-17
3
Large
December-17
3
Medium
December-17
2
Medium
March-18
21
OPTIONS BOOK
#
Class
Delivery Date
Location
Contracted
4
Large
December-15
Europe Caspian
4 of 4
4
Large
December-16
Europe Caspian
4 of 4
8
8 of 8
U.K. SAR CONFIGURED ORDER BOOK
#
Helicopter
Class
Delivery Date
Location
Contracted
1
Large
September-15 Americas
1 of 1
1
Large
September-15 Europe Caspian
2
4
Medium
September-15 Africa
2
Large
December-15 Europe Caspian
2
1
Large
December-15 Europe Caspian
1
Large
December-15 Asia Pacific
1 of 1
1
Large
December-15 Asia Pacific
1 of 1
4
Medium
December-15 Africa
2
Medium
March-16 Africa
1
Large
June-16 Europe Caspian
1
Large
September-16 Europe Caspian
3
Large
December-16 TBD
1
Large
March-17 TBD
2
Large
June-17 TBD
1
Large
June-17 Europe Caspian
1
Large
September-17 TBD
1
Large
September-17 Europe Caspian
2
Large
December-17 TBD
1
Large
March-18 TBD
1
Large
June-18 TBD
1
Large
September-18 TBD
1
Large
December-18 TBD
1
Large
March-19 TBD
1
Large
June-19 TBD
1
Large
September-19 TBD
1
Large
December-19 TBD
38
3 of 38
ORDER BOOK
1
2

Net asset FMV per share
Book value of equity per share
Average stock price
$95
$85
$75
$65
$55
$45
$35
Zone of leased FMV
76.24
56.22
45.92
45.85
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15

Bristow

TARGET ZERO

Total net asset FMV with and without leased
aircraft FMV
NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments).

Net asset FMV reconciliation as of June 30, 2015
(in millions)
Including leases
Excluding leases
(+) FMV of aircraft
$1,967
$1,967
(+) FMV of leased aircraft
$1,712
-

(+) NBV of PPE without aircraft
$413
413

(+) Working capital
$257
257

(-) LT debt
($918)
(918)

(-) Leased imputed debt
($644)
-

(-) Pension liability
($102)
(102)

Net asset FMV
$2,684
$1,616
# of common shares
35.2

35.2

Net asset FMV per share
$76.24
$45.92
June 30, 2015

Adjusted EBITDAR margin* trend by region
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Europe Caspian
32.0%
34.4%
39.2%
35.8%
35.4%
30.4%
35.3%
35.6%
37.8%
35.0%
Africa
31.5%
26.5%
35.0%
32.0%
31.4%
34.1%
30.1%
31.7%
36.6%
33.3%
Americas
28.5%
28.3%
38.0%
40.0%
33.9%
42.5%
35.7%
37.4%
38.4%
38.1%
Asia Pacific
34.1%
36.6%
34.2%
28.7%
33.3%
25.0%
23.3%
17.4%
28.3%
23.8%
Consolidated
26.3%
26.1%
31.5%
29.4%
28.3%
28.5%
28.7%
27.0%
30.4%
28.6%
FY16
Q1
Q2
Q3
Q4
Q1
Europe Caspian
34.1%
33.5%
32.8%
30.9%
32.9%
32.0%
Africa
25.9%
30.7%
34.5%
48.6%
34.7%
29.4%
Americas
44.7%
31.5%
37.6%
40.8%
38.7%
41.8%
Asia Pacific
23.5%
22.7%
24.5%
29.2%
25.2%
22.8%
Consolidated
29.2%
25.4%
25.3%
30.2%
27.4%
27.5%
FY13
FY15
FY14

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions)
Q1
Q2
Q3
Q4
FY13
Q1
Q2
Q3
Q4
FY14
Net income
$24
$30
$37
$40
$132
$27
$110
$19
$32
$188
Income tax expense
$6
$8
$8
$13
$35
$8
$41
$3
$6
$57
Interest expense
$9
$9
$15
$10
$42
$20
$9
$7
$8
$45
Gain on disposal of assets
$5
$1
-$7
-$7
-$8
$2
$3
-$4
$0
$1
Depreciation and amortization
$21
$23
$25
$27
$96
$23
$24
$24
$26
$96
Special items
$2
-$2
$15
$2
$16
$0
-$102
$24
$20
-$59
Adjusted EBITDA Subtotal
$68
$70
$92
$85
$314
$79
$85
$72
$92
$328
Rental expense
$16
$15
$18
$18
$67
$23
$23
$28
$31
$106
Adjusted EBITDAR
$84
$85
$109
$103
$381
$102
$109
$101
$123
$434
3/31/2016
($ in millions)
Q1
Q2
Q3
Q4
FY15
Q1
Net income
$45
$28
$0
$16
$89
-$2
Income tax expense
$12
$6
$1
$4
$23
$3
Interest expense
$7
$8
$7
$8
$30
$8
Gain on disposal of assets
-$1
$0
$26
$10
$36
$8
Depreciation and amortization
$25
$28
$24
$37
$114
$37
Special items
$6
$7
$5
$1
$17
$13
Adjusted EBITDA Subtotal
$95
$77
$63
$75
$309
$67
Rental expense
$33
$35
$46
$50
$165
$54
Adjusted EBITDAR
$128
$112
$109
$125
$474
$121
Fiscal year ended,
3/31/2013
3/31/2014
3/31/2015
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation for Q1 FY16 and Q1 FY15
Bristow Value Added = Gross Cash Flow –
(Gross Operating Assets X Capital Charge)
BVA
=
GCF –
(GOA x 10.5%**)
Bristow Value Added calculation for Q1 FY16
$9.7 =  $110.6* –
($3,841* x 2.625%**)
Bristow Value Added calculation for Q1 FY15
$24.5 =  $121.1* –
($3,683* x 2.625%**)
*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow gross cash flow reconciliation
(in millions)
Gross cash flow reconciliation
Q1 FY15
Q1 FY16
Net income
44
$
(3)
$
Depreciation and amortization
25
37
Interest expense
7
8
Loss on extinguishment of debt
0
Interest income
(0)

(0)

Rent
33

54

Other income/expense-net
1

(4)

Gain/loss on asset sale
(1)

8

Special items
5

13

Tax effect from special items
(1)

(7)

Earnings (losses) from unconsolidated affiliates, net
(4)

(6)

Non-controlling interests
1

2

Gross cash flow before Líder
$111
$101
Gross cash flow - Líder proportional
11
9
Gross cash flow after Líder
$121
$111

Bristow adjusted gross operating assets
reconciliation
(in millions)
Adjusted gross operating assets reconciliation
Q1 FY15
Q1 FY16
Total assets
3,541
$
3,243
$
Accumulated depreciation
536

507

Capitalized operating leases
423

674

Cash and cash equivalents
(134)

(120)

Investment in unconsolidated entities
(266)

(223)

Goodwill
(58)

(78)

Intangibles
(18)

(18)

Assets held for sale: net
(30)

(39)

Assets held for sale: gross
74

98

Adj. for gains & losses on assets sales
(12)

98

Accounts payable
(102)

(98)

Accrued maintenance and repairs
(18)

(31)

Other accrued taxes
(8)

(12)

Accrued wages, benefits and related taxes
(68)

(76)

Other accrued liabilities
(222)

(79)

Income taxes payable
(0)

(6)

Deferred revenue
(30)

(33)

ST deferred taxes
(14)

(4)

LT deferred taxes
(179)

(169)

Adjusted gross operating assets before Líder
$3,414
3,630
$
Adjusted gross operating assets - Líder proportional
269
211

Adjusted gross operating assets after Líder
$3,683
3,841
$

Líder Bristow Value Added (BVA)
Sample calculation for Q1 FY16 and Q1 FY15
Bristow Value Added = Gross Cash Flow –
(Gross Operating Assets X Capital Charge)
BVA = GCF –
(GOA x 10.5%** )
Bristow Value Added calculation for Q1 FY16
$3.9 = $9.5* –
($211* x 2.625%**)
Bristow Value Added calculation for Q1 FY15
$3.6 = $10.7* –
($269* x 2.625%**)
*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Líder gross cash flow reconciliation
($ in millions)
Gross cash flow reconciliation
Q1 FY15
Q1 FY16
Net income  (loss)
$13
($7)
Depreciation and amortization
3

3

Rent
7

6

Interest expense
4

3

Interest income
(1)

(1)

FX (gains) losses
1

27

Other income/expense-net
(0)

(16)

Special Adjustment- remove Lider tax per income stmt.
2

7

Earnings (losses) from unconsolidated affiliates, net
-

-

Non-controlling Interests
(1)

1

Gross cash flow
28

23

Special item outside of Líder - add Bristow tax calc.
(3)

0

Gross cash flow
25

23

Líder proportional consolidation - GCF
$11
$9

Líder adjusted gross operating assets reconciliation
($ in millions)
Adjusted gross operating assets reconciliation
Q1 FY15
Q1 FY16
Total assets
$623
$553
Cash and cash equivalents
(76)

(74)

Accumulated depreciation
80

64

Capitalized operating leases
149

116

Investments & escrow deposits
(44)

(44)

Intangibles
(6)

(4)

Intangibles, amortization
4

3

Other, non operating assets
(17)

(38)

Adj. for gains & losses on assets sales
Accounts payable
(35)

(30)

Other payables
(3)

(3)

Other accrued taxes
(6)

(10)

Accrued wages, benefits and related taxes
(21)

(14)

Income taxes payable
(4)

(10)

Deferred revenue
(10)

(7)

LT deferred taxes
-

Adjusted gross operating assets
633

503

Líder proportional consolidation GOA
$265
$211

Líder's adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions)
Q2 CY14
Q3 CY14
Q4 CY14
Q1 CY15
Q2 CY15
Gross revenue
113.7

116.4

100.9

80.2

82.7

(-) Revenue deductions
(7.3)

(7.7)

(6.1)

(4.5)

(4.9)

Net operating revenue
106.4

108.7

94.8

75.7

77.8

(-) Cost of products and services
(79.5)

(82.0)

(72.1)

(56.3)

(58.6)

Gross profit
26.9

26.6

22.7

19.4

19.3

(-) Selling and administrative expenses
(7.5)

(8.8)

(9.0)

(5.6)

(5.7)

(+) Equity income of associates
0.8

(0.6)

(0.2)

(0.7)

0.9

(+) Other operating income/expenses
0.2

0.2

(1.0)

-

0.4

Operating result
20.4

17.5

12.5

13.1

14.9

(+) Depreciation and amortization
3.5

3.5

3.3

2.9

2.6

EBITDA
23.9

21.0

15.8

16.0

17.4

Leasing costs
7.3

7.4

6.8

5.8

7.0

Adjusted EBITDAR
31.2

28.4

22.6

21.9

24.4

GAAP reconciliation
1)
See information about special items in 10-Q or earnings release for Q1 FY16
2)
These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact
2015
2014
Adjusted operating income
$36,467
$69,304
Gain (loss) on disposal of assets
(7,695)
610
Special items
1
(23,938)
(4,722)
Operating income
$4,834
$65,192
Adjusted EBITDAR
$121,047
$127,623
Gain (loss) on disposal of assets
(7,695)
610
Special items
1
(13,430)
(5,594)
Depreciation and amortization
(37,146)
(25,334)
Rent expense
(53,882)
(33,116)
Interest expense
(7,890)
(7,363)
Provision for income taxes
(2,633)
(11,823)
Net income
($1,629)
$45,003
Adjusted net income
$19,752
$47,369
Gain (loss) on disposal of assets
2
(5,925)
483
Special items
1,2
(17,084)
(3,743)
Net income (loss) attributable to Bristow Group
($3,257)
$44,109
Adjusted diluted earnings per share
$0.56
$1.32
Gain (loss) on disposal of assets
2
(0.17)
0.01
Special items
1,2
(0.67)
(0.10)
Diluted earnings (loss) per share
($0.27)
$1.23
Three months ended
June 30,
(In thousands, except per share amounts)

Bristow leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt
Investment
Capital
Leverage
(a)
(b)
(c)  = (a) + (b)
(a) / (c)
(in millions)
As of June 30, 2015
945.2
$
1,613.8
$
2,559.0
$
36.9%
Adjust for:
Unfunded pension liability
101.9

101.9

NPV of lease obligations @ 6%
644.5

644.5

Letters of credit
10.7

10.7

Adjusted
1,702.3
$
(d)
1,613.8
$
3,316
$
51.3%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
Q1 FY16
467.2
$
(e)
= (d) / (e)
3.64:1

Líder leverage reconciliation
(in millions)
Jun-14
Jun-15
Total book debt
290
$
338
$
NPV of leases
59

39

Total adjusted debt
349

378

TTM adjusted EBITDAR
114
$
97
$
Adjusted debt / TTM adj. EBITDAR
3.1x
3.9x

LIDER Aviação

airnorth
together we fly

aviashelf

Bristow

Eastern
airways

COUGAR

48 We are Bristow

49 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us